Leonard M. Shulman - Bar No. 126349
Mark Bradshaw - Bar No. 192540
SHULMAN HODGES & BASTIAN LLP
26632 Towne Centre Drive, Suite 300
Foothill Ranch, California 92610-2808
Telephone:      (949) 340-3400
Facsimile:      (949) 340-3000

General Counsel for the Debtor and Debtor in Possession
Composite Technology Corporation, a Nevada corporation

                         UNITED STATES BANKRUPTCY COURT
               CENTRAL DISTRICT OF CALIFORNIA, SANTA ANA DIVISION


In re                                    Case No.  SA 05-13107 JR

COMPOSITE TECHNOLOGY CORPORATION,        Chapter  11
a Nevada corporation,

                                         STIPULATION RESOLVING CLAIM
                                         ASSERTED BY RONALD MORRIS
                                         (CLAIM NO. 90) AND AMERICA CHINA
Debtor. TECHNOLOGY SYSTEMS LLC, SUCCESSOR IN INTEREST TO WANG CHEN, WANG FENG AND EDWARD SKONEZNY dba SWW (CLAIM NO. 91) AND TAKING HEARING ON CLAIM OBJECTION MOTION OFF CALENDAR; AND ORDER THEREON

                                         Date:    TBA
                                         Time:    TBA
                                         Place:   Courtroom 5A
                                                  Ronald Reagan Federal Building
                                                  and United States Courthouse
                                                  411 West Fourth Street
                                                  Santa Ana, California 92701
-------------------------------------

         TO THE HONORABLE JOHN E. RYAN, UNITED STATES BANKRUPTCY JUDGE:

      Composite Technology Corporation, a Nevada corporation ("Debtor") on the one hand, and Ronald Morris ("Morris") and America China Technology Systems LLC, Successor in interest to Wang Chen, Wang Feng and Edward Skonezny (collectively "ACTS") on the other hand, hereby agree and stipulate based on the following recitals. Morris and ACTS are sometimes collectively referred to herein as the "ACTS Parties".

                                    RECITALS

      A. The Debtor filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code on May 5, 2005 ("Petition Date"). The Debtor is continuing in the operation and management of its business pursuant to Bankruptcy Code Sections 1107 and 1108.

      B. The Debtor provides engineering, product design, manufactured products and other services related to full commercial design, production and installation of Debtor's products for the global electrical utility industry, all of which are designed to improve the performance and capacity of transmission and distribution power lines.

      C. On or about August 5, 2005, Morris filed a general unsecured claim in this case in the amount of $192,660 ("Morris Claim"), which was assigned Claim No. 90 by the Court.

      D. Attached to the Morris Claim is a copy of a Consulting Services Agreement with an Effective Date of September 17, 2003 ("Consulting Agreement"). Also attached to the Morris Claim is an Invoice dated August 5, 2005 asserting a balance owing of $192,660.

      E. The Debtor asserts that the Consulting Agreement was terminated shortly after being signed and that Morris is not entitled to any compensation related to the Consulting Agreement. In addition, the Debtor asserts that the only services Morris has been involved with on behalf of the Debtor resulted from Morris' participation in ACTS whose claim is also subject to objection. Morris disputes the Debtors' grounds for objecting to the Morris Claim.

      F. On or about August 5, 2005, ACTS filed a general unsecured claim in this case in the amount of $10,000,000 ("ACTS Claim"), which was assigned Claim No. 91 by the Court.

      G. The ACTS Claim is based on alleged services performed and related expenses incurred arising under an Agreement with Debtor dated March 6, 2002, a copy of which is attached to the ACTS Claim. The Agreement was between the Debtor, Wang Chen, Wang Feng and Edward Skonezny (the three individuals were collectively known as "SWW"). The Agreement was assigned to ACTS through an Agreement of Assignment and Assumption effective as of April 1, 2002, a copy of which is also attached to the ACTS Claim.

      H. The Debtor asserts that other than the Agreement, no other agreements relating to the ACTS Claim exist between the Debtor and ACTS. The ACTS Parties dispute this contention.

      I. The consideration to be earned by ACTS is stated in the Agreement to be based on a joint venture contemplated to be formed between the Debtor and Jiangsu Far East Group Company Ltd. in the City of Yixing, Jiangsu Province, People's Republic of China, or any subsidiary or other affiliate entity controlled directly by Jiangsu Far East Group Company Ltd. (collectively "Far East"). Although the Debtor and Far East entered into three separate memoranda of understanding ("MOU") over the course of several years, the Debtor asserts that no joint venture was formed and no evidence is attached to the ACTS Claim to support that a joint venture was ever formed with Far East or any related entity. As such, the Debtor has asserted that ACTS is not entitled to any compensation related to the Agreement. ACTS disputes the Debtor's theory that no joint venture was formed with Far East and that ACTS has not earned a commission under the Agreement.

      J. On September 22, 2005 the Debtor filed its Motion Objecting to Claim 90 by Morris and Claim No. 91 by ACTS ("Claims Objection Motion"). A hearing on the Claims Objections Motion was originally scheduled for October 25, 2005 at 2:30 P.M., but was agreed by the Parties to be continued to a mutually acceptable date in November 2005.

      K. In order to eliminate the need for costly litigation of the Morris Claim and the ACTS Claim (collectively the "ACTS Parties' Claims"), the Debtor and the ACTS Parties desire to settle and resolve any and all disputes, claims, actions, causes of action, demands and damages regarding the ACTS Parties' Claims.

                                    AGREEMENT

      WHEREFORE, the Debtor and the ACTS Parties (collectively the "Parties") agree that it is in their mutual best interests to resolve any and all potential disputes regarding the ACTS Parties' Claims, in consideration of the promises, the mutual obligations and undertakings set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereto agree as follows:

      1. Date of Agreement. This Agreement is dated for identification purposes as of October 14, 2005.

      2. Recitals. The recitals set forth above are incorporated herein to describe the context in which this Agreement is made, and to provide information respecting the Parties' disputes and transactions and litigation, including by an illustrative but not complete description of events and allegations that reflect the divergent positions of the Parties hereto in the foregoing matters. Neither the recitals, nor any other provisions of this Agreement, are or should be construed or interpreted to be concessions, admissions, or used as evidence for any purpose either for or against the interest of any of the Parties hereto, consistent with Evidence Code Section 1152.

      3. Allowance and Payment of the ACTS Parties' Claims. The ACTS Parties' Claims shall be allowed and paid as follows ("Allowed Claim"):

            a. The ACTS Parties shall receive a commission equal to three percent (3%) of Net Sales Revenue (defined below) on the sale of ACCC Core (defined below) to Far East for use in the People's Republic of China for a period of five (5) years commencing on the date of the first Far East purchase order ("Far East Commission").

            b. The ACTS Parties shall receive a commission equal to one half of one percent (0.5%) of Net Sales Revenues of ACCC Core (defined below) for use in the People's Republic of China and which are derived from sales to buyers that are based in the People's Republic of China other than Far East ("Non-Far East Entity(ies)") for a period of five (5) years commencing on date of the first purchase order from a Non-Far East Entity ("Non-Far East Entity Commission").

            c. For purposes of this Agreement "ACCC Core" means composite core product for electrical transmission cables as manufactured by Debtor or any of Debtor's subsidiaries (collectively, "Company") or by an authorized licensee of Company.

            d. For purposes of this Agreement "Net Sales Revenue" means revenues actually received by Company in conjunction with the sale of ACCC Core and the ACCC Core portion of any electrical transmission cables containing ACCC Core ("ACCC Cable") to Far East or a Non-Far East Entity for use in the People's Republic of China, less the following costs:

            (1)   packaging costs incurred by Company;

            (2)   insurance fees and transportation charges incurred by Company;

            (3) duties and sales taxes incurred by Company in conjunction with the sale, importation, and use of the ACCC Core and ACCC Cable products; and

            (4) any applicable charges paid by Company for product warranty coverage; and

            (5)   the stranded ACCC Cable component.

            e. The Far East Commission and Non-Far East Entity Commission (collectively the "Settlement Commission") shall be paid on a quarterly basis.

            f. As and for an advance payment on future anticipated Settlement Commission to be earned, the ACTS Parties shall be provided by the Debtor with two hundred thousand (200,000) shares of Debtor's common stock to be issued on the Plan Effective Date(1) pursuant to Bankruptcy Code Section 1145 in a single certificate, which certificate shall not contain any transfer restrictions ("Stock"). The Stock shall be issued in the name of "American China Technology Systems LLC" and shall be delivered within ten (10) days of its issuance to counsel for ACTS, Sheppard Mullin Richter & Hampton LLP, to the attention of Alan H. Martin, 650 Town Center Drive, Fourth Floor, Costa Mesa, California 92626.

      4. Waiver by the ACTS Parties of Rights to a Distribution From the Estate. Subject to the terms and conditions set forth herein, except for their rights under this Agreement and/or any rights derived therefrom, the ACTS Parties hereby waive all claims against the Debtor's Estate, including any proofs of claims that may have already been filed against the Estate, any rights to a distribution from the Estate, and/or any rights for options or warrants for the Debtor's common stock. In other words, it is the intent of the Parties to this Agreement that upon full and timely performance of the obligations arising under this Agreement in payment of the Allowed Claim, the ACTS Parties shall have no rights to any distribution of proceeds from the Estate, issuance of any stock of the Debtor or to file any claims for money against the Estate.


------------------------
      (1) "Plan Effective Date" means the date not later than thirty days following the date upon which the order confirming the Plan ("Confirmation Order") becomes a Final Order; provided, however, that, if an appeal of the Confirmation Order is timely filed, the Debtor may elect to cause the Plan to become effective, notwithstanding the pendency of such appeal, so long as no stay of the Confirmation Order is in effect, by filing with the Bankruptcy Court a notice of such election, in which event the Plan will become effective as provided in the Plan.

      5. Other Covenants. ACTS Parties agree: (1) that they will maintain the confidential nature of any information they have learned about the Debtor's business and products; and (2) that they shall not solicit any business partner, customer or affiliate of the Debtor (a) to violate any business arrangement with the Debtor, or (b) in any manner that would directly or indirectly assist any person or company in competition with the business of the Debtor, or (c) that would cause harm to the Debtor. Furthermore, the ACTS Parties agree (i) that they will not represent any competing bare overhead electrical cable products in China, and (ii) that they will not interfere with the business of the Debtor in any manner.

      6. Acceptance and Support of the Plan by the ACTS Parties. Pursuant to this Agreement, and conditioned on the Bankruptcy Court's approval of this Agreement and the settlement stated herein, the ACTS Parties (a) shall submit Ballots voting to accept the Debtor's Third Amended Chapter 11 Plan of Reorganization dated July 7, 2005 and filed on July 13, 2005 (the "Plan"); (b) shall withdraw any previously filed objections to the Plan, and shall not file any new objections to confirmation of the Plan; and (c) shall support confirmation of the Plan.

      7. Complete Release of Claims by the ACTS Parties Against the Debtor Parties. Except as otherwise expressly stated or reserved in this Agreement, and contingent upon the performance by the Debtor of its obligations under this Agreement, the ACTS Parties and their respective parents and subsidiaries, and their officers, directors, agents, employees, attorneys or representatives, and their predecessors and successors, in law or in equity (collectively, the "ACTS Release Parties"), hereby release and forever discharge the Debtor and the Estate and their officers, including but not limited to Benton H. Wilcoxon and
C. William Arrington, their directors, agents, employees, attorneys or representatives, and their predecessors and successors, in law or in equity (collectively, the "Debtor Parties"), from any and all claims, demands, causes of action, obligations, damages, liabilities, which the ACTS Release Parties might or could assert against the Debtor Parties which arise out of, are connected with, or are incidental to any claims, demands, or causes of action, which arose in favor of the ACTS Release Parties and against the Debtor Parties prior to the date of this Agreement (collectively the "ACTS Parties Released Claims").

      8. Waiver of Section 1542 by the ACTS Parties. With respect to the claims made the subject of release and discharge pursuant to this Agreement, the ACTS Release Parties hereby acknowledge the provisions of California Civil Code section 1542, which states: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. The ACTS Release Parties hereby waive any and all rights which may be conferred upon them by virtue of Civil Code section 1542 or any similar provision or body of law. In this regard, the ACTS Release Parties acknowledge that facts in addition to or different from those which are now known or believed to exist may hereafter be discovered with respect to the subject matter of the ACTS Parties Released Claims and that this release will remain fully enforceable notwithstanding such discovery.

      9. Complete Release of Claims by the Debtor Parties Against the ACTS Parties. Except as otherwise expressly stated or reserved in this Agreement, and contingent upon the ACTS Parties' performance of their obligations under this Agreement, the Debtor Parties hereby release and forever discharge the ACTS Release Parties from any and all claims, demands, causes of action, obligations, damages, and liabilities which the Debtor Parties might or could assert against the ACTS Release Parties which arise out of, are connected with, or are incidental to any claims, demands, or causes of action, which arose in favor of the Debtor Parties and against the ACTS Release Parties prior to the date of this Agreement (collectively the "Debtor Parties Released Claims").

      10. Waiver of Section 1542 by the Debtor. With respect to the claims made the subject of release and discharge pursuant to this Agreement, the Debtor Parties hereby acknowledge the provisions of California Civil Code section 1542, which states: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. The Debtor Parties hereby waive any and all rights which may be conferred upon them by virtue of Civil Code section 1542 or any similar provision or body of law. In this regard, the Debtor Parties acknowledge that facts in addition to or different from those which are now known or believed to exist may hereafter be discovered with respect to the subject matter of the Debtor Parties Released Claims and that this release will remain fully enforceable notwithstanding such discovery.

      11. Consultation with Counsel. All Parties hereto acknowledge and represent that they have had the opportunity to consult with legal counsel before entering into this settlement and executing this Agreement. The Parties, and each of them, understand the meaning of this Agreement and expressly consent that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those relating to the release of unknown and unsuspected claims, demands, and causes of action. All Parties acknowledge that they are executing and delivering this Agreement after having received from legal counsel of their own choosing legal advice as to their respective rights hereunder and the legal effect hereof.

      12. Reliance. Except as set forth herein, the Parties hereto acknowledge that they have relied solely upon their own judgment, belief and knowledge of the existence, nature and extent of each claim, demand, or cause of action that each party may have against the other, and that each such party has not been influenced to any extent in entering into this Agreement by any representation or statement regarding any such claim, demand, or cause of action made by any other party hereto.

      13. Attorneys' Fees and Costs. All Parties hereto shall bear their own attorneys' fees, expenses, and costs incurred in connection with the disputes between the Parties hereto and in the preparation of this Agreement. In the event of any action or proceeding brought by either party against the other under this Agreement, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorneys' fees.


------------------------
      (2) "Final Order" means an order of the Bankruptcy Court order which has not been reversed, stayed, modified, or amended, and as to which: (a) the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceeding for reargument or rehearing shall then be pending; or (b) any right to appeal, petition for certiorari, reargument, or rehearing shall have been waived in writing in form and substance satisfactory to the Debtor; or (c) any appeal, petition for certiorari, reargument or rehearing has been resolved by the highest court to which the order or judgment was appealed timely or from which certiorari, reargument, or rehearing was sought.

      14. Execution of Additional Documents. The Parties agree that they will execute any and all additional documents and take all additional steps which may be necessary or convenient to consummate this settlement and accomplish the purposes thereof.

      15. Integration of Entire Agreement. This Agreement contains the entire agreement of the Parties, and no representations, warranties, inducements, or promises not included herein by express provision or contained in a document or instrument identified herein and executed contemporaneously herewith shall be binding on any party hereto.

      16. Authority to Sign. Each individual executing this Agreement on behalf of a corporation, partnership, or other entity represents that he or she is duly authorized to execute and deliver this Agreement on behalf of the corporation, partnership, or entity and agrees to deliver evidence of his or her authority and power if requested by the other party.

      17. Bankruptcy Court Approval. This Agreement is subject to approval by the Bankruptcy Court and entry of Final Orders(2) approving this Agreement and confirming the Plan.

      18. No Admission Against Interest. Until completion of the actions contemplated by this Agreement, nothing contained in this Agreement or negotiations and communications leading up to it shall be construed as admissions against the interest of any of the Parties hereto. Except to enforce this Agreement, the terms of this Agreement including, without limitation, the recitals, representations and releases made by any Party shall have no force or effect and will not be binding upon, enforceable against or deemed an admission or acknowledgment of any fact by any Party except upon the completion of the actions contemplated in this Agreement. This Agreement shall not be admissible as evidence in any action or proceeding except one to enforce this Agreement, or to carry forward the actions contemplated herein.

      19. Counterparts. This Agreement may be executed in any number of original, fax, or copied counterparts, and all counterparts shall be considered together as one agreement. A faxed or copied counterpart shall have the same force and effect as an original signed counterpart. Each of the Parties hereby expressly forever waives any and all rights to raise the use of a fax machine to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine, as a defense to the formation of a contract.

      20. Binding. Subject to the terms and conditions set forth herein, this Stipulation shall be binding on the Parties hereto when each such Party has executed at least one counterpart.

      21. Ownership of Claims. Each of the Parties to this Agreement expressly warrants and represents that it is the sole and lawful owner of all right, title, and interest in and to every claim and other matter which it purports to release herein, and it has not assigned or transferred, or purported to assign or transfer to any person or entity any claims or other matters herein released.

      22. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective Parties and their heirs, executors, administrators, agents, representatives, successors and assigns.

      23. Governing Law. This Agreement is to be governed by and construed in accordance with federal bankruptcy law, to the extent applicable, and where state law is implicated, the laws of the State of California shall govern.

      24. Jurisdiction of the Bankruptcy Court. Should any dispute arise regarding this Agreement, the Bankruptcy Court shall have exclusive jurisdiction to determine the same.

      25. Headings. The headings of all sections of this Agreement are inserted solely for the convenience of reference and are not a part of and are not intended to govern, limit, or aid in the construction or interpretation of any term or provision hereof.

      26. No Third Party Beneficiaries. This Agreement is made by the Parties solely for the benefit of themselves and the other persons and entities affiliated with one or more Parties who are described in this Agreement. No other person or entity may claim any rights or benefits under this Agreement, and no third party benefits are conferred by or arise from the provisions of this Agreement.

      27. Hearing on Objection Taken Off Calendar. The hearing on the Debtor's Claims Objection Motion, which was originally scheduled for October 25, 2005 at 2:30 P.M. and was previously agreed by the Parties to be continued to a mutually acceptable date in November 2005, shall be taken off calendar.

      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

                                       AMERICA CHINA TECHNOLOGY SYSTEMS LLC,
                                       SUCCESSOR IN INTEREST TO WANG CHEN,
                                       WANG FENG AND EDWARD SKONEZNY


                                       By: Ronald Morris
                                       Its Authorized Agent

                                       Ronald Morris, in his individual capacity


                                       COMPOSITE TECHNOLOGY CORPORATION, a
                                       Nevada corporation

                                       Benton H Wilcoxon,
                                       Chief Executive Officer

APPROVED AS TO FORM.

                                       SHEPPARD MULLIN RICHTER & HAMPTON LLP


                                       Alan H. Martin
                                       Attorneys for
                                       America China Technology Systems LLC,
                                       Successor in interest to Wang Chen,
                                       Wang Feng and Edward Skonezny
                                       SHULMAN HODGES & BASTIAN LLP


                                       Leonard M. Shulman
                                       Mark Bradshaw
                                       Attorneys for the Debtor and Debtor in
                                       Possession
                                       Composite Technology Corporation

                                      ORDER

         IT IS SO ORDERED.


Dated:

                                       JOHN E. RYAN
                                       UNITED STATES BANKRUPTCY JUDGE

                                PROOF OF SERVICE

STATE OF CALIFORNIA, COUNTY OF ORANGE


I am employed in the City of Foothill Ranch, County of Orange, State of California. I am over the age of 18 years and not a party to the within action. My business address is 26632 Towne Centre, Suite 300, Foothill Ranch, California 92610.

On October , 2005, I served the documents named below on the parties as follows:

DOCUMENT(S) SERVED:    STIPULATION RESOLVING CLAIMS ASSERTED BY RONALD MORRIS
                       (CLAIM NO. 90) AND AMERICAN CHINA TECHNOLOGY SYSTEMS
                       LLC, SUCCESSOR IN INTEREST TO WANG CHEN, WANG FENG AND
                       EDWARD SKONEZNY dba SWW (CLAIM NO. 91) AND TAKING
                       HEARING ON CLAIM OBJECTION MOTION OFF CALENDAR; AND
                       ORDER THEREON

SERVED UPON:           SEE THE ATTACHED SERVICE LIST

|X| (BY MAIL) I caused each such envelope, with postage thereon fully prepaid, to be placed in the United States mail at Foothill Ranch, California. I am readily familiar with the practice of Shulman Hodges & Bastian LLP for collection and processing of correspondence for mailing, said practice being that in the ordinary course of business, mail is deposited in the United States Postal Service the same day as it is placed for collection. I am aware that on motion of party served, service is presumed invalid if postal cancellation date or postage meter date is more than one day after date of deposit for mailing in affidavit.

|_| (BY FACSIMILE) Pursuant to C.R.C. 2009(i), I either caused, or had someone cause, the transmitting machine to properly transmit the attached documents to the facsimile numbers shown on the service list. The above-referenced document was transmitted by facsimile transmission and the transmission was reported as completed and without error.

|_| (BY FEDERAL EXPRESS OR OVERNITE EXPRESS) I am readily familiar with the practice of Shulman Hodges & Bastian LLP for collection and processing of documents for overnight delivery and know that the document(s) described herein will be deposited in a box or other facility regularly maintained by such overnight delivery company for overnight delivery.

|_| (BY PERSONAL SERVICE) I delivered to an authorized courier or driver authorized by ASAP Corporate Service to receive documents to be delivered on the same date. A proof of service signed by the authorized courier will be filed forthwith.

|_| (STATE) I declare under penalty of perjury under the laws of the State of California that the above is true and correct.

|X| (FEDERAL) I declare that I am employed in the office of a member of the bar of this court, at whose direction this service was made.

Executed on October      , 2005, at Foothill Ranch, California.


                                 Lorre E. Clapp

                                  SERVICE LIST


Interested Party
----------------
Michael Hauser, Esq.
Office of the United States Trustee
Ronald Reagan Federal Building
and United States Courthouse
411 West Fourth Street Suite 9041
Santa Ana, CA 92701-8000


Debtor
------
Composite Technology Corporation
Attn C William Arrington, St VP
2026 McGaw Ave
Irvine, CA 92614

Attorneys for the Unsecured Creditors Committee
-----------------------------------------------
Mike D. Neue, Esq.
Irell & Manella LLP
840 Newport Center Drive, Suite 400
Newport Beach, CA  92660-6324


Attorney for Ronald Morris and American China
Technology Systems LLC
---------------------------------------------
Alan H Martin Esq
Sheppard Mullin Richter & Hampton LLP
650 Town Center Drive Fourth Floor
Costa Mesa, CA 92626

--------------------------------------------------------------------------------
In re                      (SHORT TITLE)                CHAPTER 11 CASE NUMBER:


COMPOSITE TECHNOLOGY CORPORATION,                       SA 05-13107 JR
a Nevada corporation,

Debtor.
--------------------------------------------------------------------------------

                      NOTICE OF ENTRY OF JUDGMENT OR ORDER
                           AND CERTIFICATE OF MAILING

TO ALL PARTIES IN INTEREST ON THE ATTACHED SERVICE LIST:


1.    You are hereby notified, pursuant to Local Bankruptcy Rule
      9021-1(a)(1)(E), that a judgment or order entitled (specify):

      STIPULATION RESOLVING CLAIMS ASSERTED BY RONALD MORRIS (CLAIM NO. 90) AND AMERICAN CHINA TECHNOLOGY SYSTEMS LLC, SUCCESSOR IN INTEREST TO WANG CHEN, WANG FENG AND EDWARD SKONEZNY dba SWW (CLAIM NO. 91) AND TAKING HEARING ON CLAIM OBJECTION MOTION OFF CALENDAR; AND ORDER THEREON


      was entered on (specify date): __________________________.


2. I hereby certify that I mailed a copy of this notice and a true copy of the order or judgment to the persons and entities on the attached service list on (specify date): __________________________.


Dated:                                 JON D. CERETTO
                                       CLERK OF THE BANKRUPTCY COURT


                                       By: ____________________________________
                                                       Deputy Clerk

                                  SERVICE LIST


Interested Party
----------------
Michael Hauser, Esq.
Office of the United States Trustee
Ronald Reagan Federal Building
and United States Courthouse
411 West Fourth Street Suite 9041
Santa Ana, CA 92701-8000


Debtor
------
Composite Technology Corporation
Attn C William Arrington, St VP
2026 McGaw Ave
Irvine, CA 92614


Attorneys for the Debtor
------------------------
Leonard M. Shulman, Esq.
Shulman Hodges & Bastian LLP
26632 Towne Center Drive Suite 300
Foothill Ranch, CA 92610


Attorneys for the Unsecured Creditors Committee
-----------------------------------------------
Mike D. Neue, Esq.
Irell & Manella LLP
840 Newport Center Drive, Suite 400
Newport Beach, CA  92660-6324


Attorney for Ronald Morris and American China
Technology Systems LLC
---------------------------------------------
Alan H Martin Esq
Sheppard Mullin Richter & Hampton LLP
650 Town Center Drive Fourth Floor
Costa Mesa, CA 92626